united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

Annual Report

June 30, 2016

1-877-7PWRINC

1-877-779-7462

www.powerincomefund.com

www.powerdividendindexfund.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Power Income Fund or Power Dividend Index Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Power Income Fund and Power Dividend Index Fund

Annual Letter to Shareholders

Dear Investors,

We are pleased to address our sixth annual letter to shareholders for the Power Income Fund and third for the Power Dividend Index Fund.

The Power Income Fund’s objective is to maximize total return from income and capital appreciation with the preservation of capital a secondary objective. The Fund seeks equity-like returns and seeks to beat an index of all bonds, corporate and government (Barclays Capital U.S. Aggregate Bond Index) over a full market cycle. During the period from June 30, 2015 to the period ending June 30, 2016 and year to date through June 30, 2016, the Power Income Fund had the following performance for the various share classes relative to the fixed income indices:

Returns for Period June 30, 2015 to June 30, 2016 and Year to Date through June 30, 2016

	6/30/15-6/30/16	12/31/15-6/30/16
Power Income Fund Class I	1.70%	3.25%
Power Income Fund Class A	1.53%	3.25%
Power Income Fund Class A with Load	-3.51%	-1.89%
Power Income Fund Class C	0.73%	2.84%
Barclays Capital U.S. Aggregate Bond Index	6.00%	5.31%
B of A Merrill Lynch U.S. High Yield Master II Index	1.71%	9.32%

The Power Income Fund employs a “Tactical” approach to investing. The Fund generally invests in high yield bond funds and/ or money market funds utilizing a proprietary defensive trading system to determine the investments. The system indicates whether it is time to be invested in the high yield asset class or money markets. The purpose of switching between these two investments is an attempt to minimize losses during a downturn and participate in gains during upturns. In addition, the “Tactical” approach can utilize a hedging strategy utilizing mutual funds with an inverse relationship to the high yield asset class or short sell high yield Exchange Traded Funds (ETFs). Hedging may be utilized to offset a long position to attempt to bring the Fund to a market neutral position.

The Power Dividend Index Fund’s primary objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the fund. The Fund seeks to beat the total return performance of the S&P 500 Index over a full market cycle. During the period from June 30, 2015 through June 30, 2016 and year to date through June 30, 2016, the Power Dividend Index Fund had the following performance for the various share classes relative to the S&P 500 Index:

Returns for Period June 30, 2015 to June 30, 2016 and Year to Date through June 30, 2016

	6/30/15-6/30/16	12/31/15-6/30/16
Power Dividend Index Fund Class I	4.05%	6.72%
Power Dividend Index Fund Class A	3.75%	6.58%
Power Dividend Index Fund Class A with Load	-1.46%	1.26%
Power Dividend Index Class C	2.97%	6.25%
S&P 500 Index	3.99%	3.84%

W.E. Donoghue & Co., Inc. primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. The Power Dividend Index Fund seeks to replicate the W.E. Donoghue Power Dividend Total Return Index. The index is a combination of a rules based mechanical quantitative index with a technically driven tactical overlay.

Index Description. W.E. Donoghue’s Power Dividend Index (PWRDXTR) uses the total return variation of the S-Network Sector Dividend Dogs Index (SDOGXTR) to signal investment into and out of the SDOGXTR Index.

Index Methodology. PWRDXTR uses a proprietary methodology to trigger allocations between an equally weighted portfolio of stocks that are assembled according to the Sector Dividend Dogs Index (SDOGX) methodology and 90 day US Treasury-Bills. The SDOGX methodology employs a systematic approach to identify the five stocks in each of the ten S&P 500 sectors with the highest dividend yields. This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The tactical overlay for allocating between either stocks or bonds is based on exponential moving average crossovers.

Rebalancing. The underlying equity portfolio (SDOGX) rebalances quarterly, at the close of trading on the third Friday of the last month of each calendar quarter*. The Power Dividend Index Fund will implement this rebalance to be positioned on the following Monday at the open.

The third quarter presented challenges to the global financial markets as concerns mounted over the decelerating economy in China. China once the driver for economic growth has been attempting to transform their economy to a new consumerist based economy. As such, the country is seeing a meaningful slowdown in GDP (gross domestic product). The country has been coming down from a robust 13% growth rate to a level now likely falling below 7% (a level for which most countries would be ecstatic). Being that China is the number two largest economy in the World, this may have negative implications to those countries acting as a trading partner to China. Combined with China, is the negative consequences of the Fed changing monetary policy with beginning to “normalize” interest rates. The strength in the U.S. economy relative to the rest of the World has created an environment where the strong dollar is causing concern for many emerging market areas as well as for multi-national firms here domestically. Globally, there has been an overall sell off in the commodity complex (precious metals and energy). This sell off had begun to broaden out in global equities as well as other risk assets such as high yield bonds during 2015. The following chart reflects the downside the S&P 500 Index experienced during the 3rd quarter:

●	As of June 30, 2016 the fund has a 0 percent holding in SDOGX.

As is depicted in the chart above, the S&P 500 Index experienced a meaningful pullback in the 3rd quarter. The peak to trough decline was about 12%. (Source: Investors FastTrack) This would be a correction as defined by a 10% plus pullback.

High Yield Bonds Not Immune to Risk Off Trade

In addition to the equity markets, other risk assets also experienced a negative decline. The high yield asset class as measured by the BofA Merrill Lynch U.S. High Yield Master II Index had a peak to trough decline beginning at the end of May through early October of -6.85%. (Source: Investors FastTrack). Similar to equities, there has been concern in the lower credit quality high yield asset class of weakness in the natural resource sectors such as basic materials and energy. As oil prices have been cut in half over the last year or so, there will likely be an uptick in default rates coming from the energy sector. The following chart reflects the recent weakness in the high yield asset class (SPDR Barclays High Yield Bond ETF: JNK utilized as proxy):

The Power Income Fund began the 3rd quarter of 2015 in a defensive stance invested in money market funds. The fund was carrying cash due to sell signals in the previous month, which sold out of high yield bond funds and floating rate funds. The Power Dividend Index Fund began the 3rd quarter of 2015 in a bullish stance predominantly invested in the 49 stocks comprising the underlying index with the exception of a minor cash position. The month of July proved to be a strong month for the equity markets for the S&P 500 Index as a more narrowing advance took place in terms of market breadth. However, the Power Dividend Index Fund continued to decline due particularly to relative over weights in energy and basic materials. WEDCO did have a tactical overlay signal on July 24th shifting out of all equity holdings and into money markets. This was the first defensive tactical overlay signal for the fund since inception.

After experiencing a broad and nasty decline in the 3rd quarter, the capital markets offered diverging paths in the final quarter of the 2015. While the equity markets enjoyed a sharp rally in the final quarter of the year largely due to a strong October, the fixed income asset classes had experienced negative volatility. As has been mentioned in previous commentary, the markets have been facing headwinds primarily being brought on by a slowing Chinese economy and an oil supply glut, which both had put a drag on the commodity driven sectors. This is having further global implications on manufacturing activity. These risks combined with geopolitical risks were being elevated between Saudi Arabia and Iran as well as North Korea claiming to have tested a hydrogen bomb, which were adding to investor uncertainty during the second half of 2015. Further, with the Federal Reserve raising interest rates in December, it is clear the global watchdog has been attempting to shift its accommodative stance on monetary policy to normalize rates.

The overall performance of the S&P 500 Index had been masked by being a cap weighted index and had a narrowing base of leaders such as the FANG stocks (Facebook, Amazon, Netflix, and Google) keeping it from falling into bear territory in the second half of 2015. The Power Dividend Index Fund and Power Income Fund both remained in cash for the 4th quarter of 2015 in a bearish stance.

The markets started 2016 with another dive in the first quarter that was similar to the downward thrust experienced in August of the prior year. Through February 11th, the S&P 500 Index was back down into correction territory down over 10% for the year. Concerns once again were mounting over the stability of the global economy. China, once the global darling economic driver, continued to decelerate. In addition, the commodity complex and particularly oil had been struggling. West Texas Intermediate Crude Oil has come down from over $100 per barrel to hitting a low in February of around $26 per barrel. This had brought on concerns for commodity driven economies particulary in the emerging markets. In addition, domestically, concerns have risen over the energy sector and the possibility of an increase in defaults in the credit markets. Further, we have been in an earnings recession, and estimates had been coming down. The aforementioned issues had led the market down to the relative low. However, as the price of oil turned (with jaw boning from the Middle East as well as global central bank direct or indirect dovish comments and or stimulus) the stock market began to take a “U” turn and rallied strongly from the February low through the end of March. The following chart depicts the turnaround rally in the BofA Merrill Lynch U.S. High Yield Master II Index:

The selloff in the high yield asset class was a relatively deep downdraft, which brought the BofA Merrill Lynch U.S. High Yield Master II Index down about 13% from its high back in June of 2015 through the recent trough in February. This corrective pullback has brought on an opportunity moving forward as the pullback has lifted yields to levels not seen in 5 years.

As can be seen from the above chart, yields had widened to as much as 10% in February. This created an attractive opportunity to capture a more attractive yield moving forward provided the high yield asset class gains stability. As of April 5th, the high yield index was yielding 8.45%. The Power Dividend Index Fund and Power Income Fund both began the 1st quarter of 2016 in a bearish stance invested in cash equivalents or money markets. However, as the turnaround in the market came off of the February 11th low, technical buy indicators kicked in beginning in the first two weeks of March.

The markets continued to experience follow through strength in the second quarter of 2016 after experiencing a swoon in the early part of the year ending on February 11th. Despite the fact that corporations are in an earnings recession and are about to report a fifth consecutive quarter of year-over-year declines in earnings, the markets are lifting off and are charging toward new highs. As I write this commentary, the S&P 500 Index is hitting an all time high. The capital market’s improvement can largely be attributable to three primary factors: 1) the stabilization of oil prices, 2) the overall decline of the dollar since 12/31/15, and 3) the continuation of the decline in interest rates.

The Stabilization of Oil Prices

As has been referenced in past commentary, the oil market has gone through a devastating bear market since July of 2014. The price of oil had fallen from over $110 per barrel to the $25 range bottoming out in February of this year. The decline in oil prices has put significant pressure on the energy sector and has led to meaningful concerns over the credit worthiness of energy stocks. Fear had been mounting that energy stocks could lead to another credit crisis as the high yield asset class has meaningful exposure to the sector. As is depicted in the following chart (United States Oil Fund: symbol USO is being used as a proxy for oil), the price of oil has rallied strongly off of the lows:

The Decline of the Dollar Since 12/31/15

In addition to the stabilization of oil prices, the price of the dollar falling overall since December 31, 2015 has been a factor in the strength in the second quarter for risk assets in the financial markets. One of the factors that has put a drag on corporate profits has been due to the strength of the dollar. Hence, as the dollar has weakened, this will be more positive going forward particulary for multi-national corporations as they bring in foreign profits. The following chart reflects the movement in the dollar since the beginning of the year (Power Shares US Dollar Index Bullish Fund: symbol UUP is being used as a proxy for the dollar):

Continuation of the Decline in Interest Rates

The Federal Reserve raised rates for the first time since the financial crisis in December of 2015 and had been seeking an opportunity to normalize interest rates and was posturing towards the possibility of raising rates four times by the end of 2016. They clearly have changed their messaging as they were faced with a nasty monthly jobs number for May and subsequently they faced the turmoil surrounding the surprise Brexit vote on June 23rd, which brought forth weakness to the capital markets. Currently, the consensus doesn’t believe we will see a rate hike until at least December and possibly not until 2017. In addition to the Federal Reserve being on hold for the time being, globally interest rates are hitting historically low levels. In fact, there is over $10 trillion in debt that is paying negative interest rates. The lack of yield internationally combined with weak foreign economies has assets chasing yield and where better than here in the United States. Therefore, as can be seen in the following chart, there has been demand for not only high quality bonds including treasury assets but also demand for high yield bonds. The following chart depicts the high yield asset class (as represented by SPDR High Yield Bond ETF: symbol JNK as a proxy):

Overall, the performance of the Funds can largely be attributed to the dividends received from the underlying stocks or high yield funds, capital gains from the underlying stocks or high yield positions and interest received from the cash and cash equivalent exposure. The largest high yield fund positions that were taken during the time period in the Power Income Fund were the Blackrock High Yield Fund (BHIYX) and the Blackrock Floating Rate Fund (BFRIX). The Power Dividend Index Fund maintained a bullish posture throughout the period since inception and performed its quarterly rebalance. During the referenced period there was a fair amount of volatility for both the equity markets as with as high yield asset class. Both funds got defensive around the middle part of 2015 and significantly reduced the downside risk being shifting to cash. The Power Income Fund share classes underperformed the primary benchmark being the Barclays Capital U.S. Aggregate Bond Index for the year to date and trailing one year period as can be illustrated in the table on page 1. However, the Fund did significantly reduce the downside risk for the period. The Power Dividend Index Fund I share class outperformed its benchmark (being the S&P 500 Index) for the year to date period as well as the trailing one year period as depicted in its respective performance table on page 1. The other share classes were mixed relative to the benchmark.

Dividends and Distributions

In accordance with the Funds policies and prospectuses the Power Income Fund and Power Dividend Index Fund did make the following dividend and capital gain distributions for each of the respective share classes:

Power Income Fund Class I Share -PWRIX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
12/29/2015	0.0000	0.0000	0.0638	0.0638

Power Income Fund Class A Share -PWRAX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
12/29/2015	0.0000	0.0000	0.0575	0.0575

Power Income Fund Class C Share -PWRCX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
12/29/2015	0.0000	0.0000	0.0400	0.0400

Power Dividend Index Fund Class I Share -PWDIX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Return of Capital	Distribution Total
9/29/2015	0.0000	0.0000	0.026	0.0000	0.026
12/29/2015	0.0474	0.1472	0.0000	0.0000	0.1946
6/29/2016	0.0000	0.0000	0.0107	0.0204	0.0311

Power Dividend Index Fund Class A Share -PWDAX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Return of Capital	Distribution Total
9/29/2015	0.0000	0.0000	0.0198	0.0000	0.0198
12/29/2015	0.0474	0.1472	0.0000	0.0000	0.1946
6/29/2016	0.0000	0.0000	0.0000	0.0159	0.0159

Power Dividend Index Fund Class C Share -PWDCX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/29/2015	0.0000	0.0000	0.0034	0.0034
12/29/2015	0.0474	0.1472	0.0000	0.1946

Market Outlook and Potential Power Income Fund and Power Dividend Index Fund Implications

W.E. Donoghue & Co., Inc. (WEDCO) primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. However, the firm does recognize the current economic environment we are in and can comment to the behavior of equities and the high yield asset class in general. High Yield bond funds, often referred to as “Junk” bond funds, trade on earnings similar to stocks and they generally do well in an improving economy and generally falter in recessionary times. This asset class typically is made up of lower credit quality bonds and hence commands a higher yield, or interest rate, to compensate investors for the additional risk of holding lower credit quality issues. As with any bond issue, this asset class is subject to the ability of corporations to meet their debt payments.

As of the time of this report, WEDCO is positioned in an opportunistic position with both the Power Income Fund and Power Dividend Index Fund. Our technical indicators are currently bullish for both funds. The overall market has had a nice move since the bottom in February. However, global growth continues to be sluggish and earnings continue to offer up negative quarterly comparisons. Further, the market overall is getting particularly expensive. Looking forward, we are cautiously optimistic about the overall market and dividend paying stocks. With a lack of an alternative with respect to yield, we believe that this move has further to run.

We want to thank you for your continued investment and vote of confidence in the Power Income Fund and Power Dividend Index Fund.

Regards,

Investment Committee

W.E. Donoghue & Co., Inc.

Adviser to the Power Income Fund and Power Dividend Index Fund

The Standard and Poor’s 500 Index: A commonly used benchmark index for large capitalization stocks. The index is comprised of 500 large capitalization U.S. stocks and is administered by Standard and Poor’s. You cannot invest in an index.

The BofA Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The BofA Merrill Lynch U.S. High Yield Master II Index is a measure of the broad high yield market. You cannot invest in an index.

The Barclays Capital U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest in an index.

The historical performance of the Standard and Poor’s 500 Index, Merrill Lynch U.S. High Yield Master II Index and Barclays Capital U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

7702-NLD-8/18/2016

Power Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmarks:

	One Year	Three Year	Five Year	Since Inception (a)	Since Inception (b)
Power Income Fund - Class A	1.53%	1.57%	1.75%	2.40%	N/A
Power Income Fund - Class A with load	(3.51)%	(0.13)%	0.70%	1.49%	N/A
Power Income Fund - Class C	0.73%	N/A	N/A	N/A	(0.40)%
Power Income Fund - Class I	1.70%	1.80%	1.97%	2.62%	N/A
Barclays Capital U.S. Aggregate Bond Index (c)	6.00%	4.06%	3.76%	3.57%	3.88%
Merrill Lynch U.S. High Yield Master II Index (d)	1.71%	4.18%	5.70%	6.56%	1.61%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s prospectus dated October 28, 2015 is 1.95%, 2.64% and 1.71%, for Class A, Class C and Class I shares, respectively. Class A Shares are subject to a maximum sales charge of 5.00% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is September 14, 2010 for Class A and Class I shares.

(b)	Inception date is November 25, 2014 for Class C shares.

(c)	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

(d)	The Merrill Lynch U.S. High Yield Master II Index measures the performance of below investment grade, U.S. dollar denominated corporate bonds, publicly issued in the U.S. domestic market. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2016

Holdings By Investment Type	% of Net Assets
Money Market Funds	73.5%
Mutual Fund - Debt	25.6%
Exchange Traded Fund - Debt	8.0%
Mutual Fund - Asset Allocation	0.7%
Liabilities In Excess of Other Assets	(7.8)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Power Dividend Index Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2016

The Fund’s performance figures* for the periods ended June 30, 2016, compared to its benchmarks:

	One Year	Since Inception (a)	Since Inception (b)
Power Dividend Index Fund - Class A	3.75%	5.80%	N/A
Power Dividend Index Fund - Class A with load	(1.46)%	3.75%	N/A
Power Dividend Index Fund - Class C	2.97%	N/A	(1.34)%
Power Dividend Index Fund - Class I	4.05%	6.04%	N/A
S&P 500 Total Return Index (c)	3.99%	9.47%	3.15%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A and Class I prospectus dated October 28, 2015 is 1.51%, 2.36% and 1.25% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. Class A, Class C and Class I shares are subject to a redemption fee of 1.00% of amounts redeemed within 30 days of purchase. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is November 7, 2013 for Class A and Class I shares.

(b)	Inception date is November 25, 2014 for Class C shares.

(c)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2016

Holdings By Industry Group	% of Net Assets
Telecommunications	8.4%
Electric	8.4%
Pharmaceuticals	8.2%
Pipelines	6.5%
Computers	6.0%
Chemicals	5.7%
Retail	4.2%
Agriculture	4.1%
Insurance	4.0%
Diversified Financial Services	3.7%
Other Industries	41.8%
Liabilities In Excess of Other Assets	(1.0)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Power Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 8.0%
	DEBT FUNDS - 8.0%
70,031	iShares iBoxx $ High Yield Corporate Bond ETF	$5,930,925
20,422	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	1,977,666
166,294	SPDR Barclays High Yield Bond ETF	5,936,696
73,166	SPDR Barclays Short Term High Yield Bond ETF	1,974,750
	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,790,862)	15,820,037

	MUTUAL FUNDS - 26.3%
	ASSET ALLOCATION FUND - 0.7%
120,869	Miller Convertible Bond Fund - Institutional Class	1,469,772
	(Cost - $1,420,215)

	DEBT FUNDS - 25.6%
203,143	BlackRock Funds II - Floating Rate Income Portfolio - Institutional Class	2,031,428
2,654,400	BlackRock High Yield Portfolio - Institutional Class	19,456,754
1,044,761	Columbia High Yield Bond Fund - Retail Class	2,967,121
362,219	Deutsche High Income Fund - Institutional Class	1,474,510
99,840	Hartford High Yield Fund - Institutional Class	709,864
875,490	Invesco High Yield Fund - Retail Class	3,554,489
994,907	JPMorgan High Yield Fund - Institutional Class	7,093,689
410,514	Lord Abbett High Yield Fund - Institutional Class	2,963,912
409,126	MainStay High Yield Corporate Bond Fund - Institutional Class	2,270,649
159,118	Metropolitan West High Yield Bond Fund - Institutional Class	1,473,432
257,297	Neuberger Berman High Income Bond Fund - Institutional Class	2,166,441
173,024	PIMCO High Yield Fund - Institutional Class	1,477,621
183,885	RidgeWorth Seix High Yield Fund - Institutional Class	1,482,113
222,193	SEI Institutional Managed Trust - High Yield Bond Fund - Institutional Class	1,473,140
	TOTAL DEBT FUNDS (Cost - $49,212,361)	50,595,163

	TOTAL MUTUAL FUNDS (Cost - $50,632,576)	52,064,935

	SHORT-TERM INVESTMENTS - 73.5%
	MONEY MARKET FUNDS - 73.5%
28,949,283	BlackRock Cash Funds - Institutional Class, 0.54% *	28,949,283
28,945,343	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.16% *	28,945,343
28,947,452	Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class, 0.26% *	28,947,452
29,562,134	Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class, 0.42% *	29,562,134
28,945,222	Invesco Stit Liquid Assets-STIT-Government & Agency Portfolio - Institutional Class, 0.11% *	28,945,222
	TOTAL SHORT-TERM INVESTMENTS (Cost - $145,349,434)	145,349,434

	TOTAL INVESTMENTS - 107.8% (Cost - $211,772,872) (a)	$213,234,406
	LIABILITIES IN EXCESS OF OTHER ASSETS - (7.8)%	(15,549,839)
	NET ASSETS - 100.0%	$197,684,567

SPDR - Standard & Poor’s Depositary Receipt

*	Money market fund; interest rate reflects effective yield on June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $212,082,913 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,151,493
Unrealized depreciation	—
Net unrealized appreciation	$1,151,493

See accompanying notes to financial statements.

Power Dividend Index Fund
PORTFOLIO OF INVESTMENTS
June 30, 2016

Shares		Value
	COMMON STOCK - 98.9%
	AGRICULTURE - 4.1%
142,334	Altria Group, Inc.	$9,815,353
92,920	Philip Morris International, Inc.	9,451,822
		19,267,175
	AUTO MANUFACTURERS - 1.9%
718,608	Ford Motor Co.	9,032,903

	BEVERAGES - 2.0%
204,683	Coca-Cola Co.	9,278,280

	CHEMICALS - 5.7%
176,344	Dow Chemical Co.	8,766,060
116,979	LyondellBasell Industries NV	8,705,577
348,992	Mosaic Co.	9,136,611
		26,608,248
	COMPUTERS - 6.0%
697,291	HP, Inc.	8,751,002
61,777	International Business Machines Corp.	9,376,513
406,771	Seagate Technology PLC	9,908,942
		28,036,457
	COSMETICS/PERSONAL CARE - 2.1%
113,141	Procter & Gamble Co.	9,579,648

	DIVERSIFIED FINANCIAL SERVICES - 3.7%
331,271	Invesco Ltd.	8,460,661
726,940	Navient Corp.	8,686,933
		17,147,594
	ELECTRIC - 8.4%
115,860	Duke Energy Corp.	9,939,629
119,677	Entergy Corp.	9,735,724
631,674	NRG Energy, Inc.	9,468,793
184,167	Southern Co.	9,876,876
		39,021,022
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.0%
178,514	Emerson Electric Co.	9,311,290

	ELECTRONICS - 2.0%
221,449	Garmin Ltd.	9,393,867

	FOREST PRODUCTS & PAPER - 2.0%
217,995	International Paper Co.	9,238,628

	GAS - 2.1%
406,784	CenterPoint Energy, Inc.	9,762,816

	HEALTHCARE-PRODUCTS - 2.1%
211,587	Baxter International, Inc.	9,567,964

	INSURANCE - 4.0%
133,577	Cincinnati Financial Corp.	10,003,582
218,476	MetLife, Inc.	8,701,899
		18,705,481
	IRON/STEEL - 2.0%
186,380	Nucor Corp.	9,209,036

	LODGING - 1.8%
93,704	Wynn Resorts Ltd.	8,493,331

	MACHINERY-CONSTRUCTION & MINING - 2.0%
123,803	Caterpillar, Inc.	9,385,505

	MACHINERY-DIVERSIFIED - 2.0%
81,141	Cummins, Inc.	9,123,494

	MISCELLANEOUS MANUFACTURING - 2.0%
152,761	Eaton Corp. PLC	9,124,415

	OFFICE/BUSINESS EQUIPMENT - 1.9%
506,907	Pitney Bowes, Inc.	9,022,945

See accompanying notes to financial statements.

Power Dividend Index Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2016

Shares		Value
	COMMON STOCK (Continued) - 98.9%
	OIL & GAS - 2.0%
211,487	ConocoPhillips	$9,220,833

	OIL & GAS SERVICES - 1.9%
268,703	National Oilwell Varco, Inc.	9,041,856

	PHARMACEUTICALS - 8.2%
154,314	AbbVie, Inc.	9,553,580
80,444	Johnson & Johnson	9,757,857
165,700	Merck & Co., Inc.	9,545,977
266,733	Pfizer, Inc.	9,391,669
		38,249,083
	PIPELINES - 6.5%
537,602	Kinder Morgan, Inc.	10,063,909
208,286	ONEOK, Inc.	9,883,171
281,808	Spectra Energy Corp.	10,322,627
		30,269,707
	RETAIL - 4.2%
248,696	Coach, Inc.	10,131,875
132,318	Wal-Mart Stores, Inc.	9,661,860
		19,793,735
	SAVINGS & LOANS - 1.9%
599,644	People’s United Financial, Inc.	8,790,781

	SEMICONDUCTORS - 2.0%
174,873	QUALCOMM, Inc.	9,367,947

	SOFTWARE - 2.0%
285,347	CA, Inc.	9,367,942

	TELECOMMUNICATIONS - 8.4%
233,391	AT&T, Inc.	10,084,825
349,144	CenturyLink, Inc.	10,128,667
1,841,736	Frontier Communications Corp.	9,098,176
178,716	Verizon Communications, Inc.	9,979,501
		39,291,169
	TOYS/GAMES/HOBBIES - 2.0%
302,881	Mattel, Inc.	9,477,147

	TOTAL COMMON STOCK (Cost - 439,368,902)	461,180,299

	SHORT-TERM INVESTMENTS - 2.1%
	MONEY MARKET FUNDS - 2.1%
11,213	BlackRock Cash Funds - Institutional Class, 0.54% *	11,213
4,381	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.16% *	4,381
6,032	Fidelity Institutional Money Market Funds - Government Portfolio - Institutional Class, 0.26% *	6,032
9,614,779	Goldman Sachs Financial Square Funds - Government Fund, 0.29% *	9,614,779
4,803	Invesco Stit Liquid Assets-STIT-Government & Agency Portfolio - Institutional Class, 0.11% *	4,803
	TOTAL SHORT-TERM INVESTMENTS (Cost - $9,641,208)	9,641,208

	TOTAL INVESTMENTS - 101.0% (Cost - $449,010,110) (a)	$470,821,507
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%	(4,347,006)
	NET ASSETS - 100.0%	$466,474,501

*	Money market fund; interest rate reflects effective yield on June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $449,392,755 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$31,700,556
Unrealized depreciation	(10,271,804)
Net unrealized appreciation	$21,428,752

See accompanying notes to financial statements.

Power Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2016

	Power Income	Power Dividend
	Fund	Index Fund
ASSETS
Investment securities:
At cost	$211,772,872	$449,010,110
At value	$213,234,406	$470,821,507
Dividends and interest receivable	416,358	721,044
Receivable for Fund shares sold	192,555	863,882
Prepaid expenses and other assets	43,919	38,275
TOTAL ASSETS	213,887,238	472,444,708

LIABILITIES
Payable for investments purchased	15,790,862	5,104,688
Payable for Fund shares repurchased	163,833	335,967
Investment advisory fees payable	162,333	367,906
Payable to related parties	27,122	37,647
Distribution (12b-1) fees payable	8,518	55,017
Accrued expenses and other liabilities	50,003	68,982
TOTAL LIABILITIES	16,202,671	5,970,207
NET ASSETS	$197,684,567	$466,474,501

COMPOSITION OF NET ASSETS:
Paid in capital	$208,727,710	$461,075,965
Undistributed net investment income	492,450	75,994
Accumulated net realized loss from security transactions	(12,997,127)	(16,488,855)
Net unrealized appreciation of investments	1,461,534	21,811,397
NET ASSETS	$197,684,567	$466,474,501

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$29,161,055	$162,875,331
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,961,706	14,886,569
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.85	$10.94
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (b)	$10.37	$11.52

Class C Shares:
Net Assets	$3,233,867	$30,410,890
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	330,825	2,795,775
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a) (c)	$9.78	$10.88

Class I Shares:
Net Assets	$165,289,645	$273,188,280
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	16,777,329	24,953,445
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.85	$10.95

(a)	Redemptions of Power Dividend Index Fund shares made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

(c)	Class C shares purchased on or before January 1, 2015 and sold within one year of purchase are subject to a contingent deferred sales charge of 1.00%.

See accompanying notes to financial statements.

Power Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2016

	Power Income	Power Dividend
	Fund	Index Fund
INVESTMENT INCOME
Dividends	$3,305,286	$5,316,010
Interest	192,193	378,875
TOTAL INVESTMENT INCOME	3,497,479	5,694,885

EXPENSES
Investment advisory fees	2,270,345	3,903,287
Distribution (12b-1) fees:
Class A	69,012	285,073
Class C	28,260	200,970
Non 12b-1 shareholder services fees	175,000	231,500
Administration fees	156,431	269,196
Transfer agent fees	85,999	127,002
Accounting services fees	63,703	72,533
Registration fees	39,999	44,998
Custodian fees	26,000	40,998
Printing and postage expenses	25,000	42,000
Audit fees	16,502	16,000
Legal fees	14,998	14,998
Trustees’ fees and expenses	12,999	12,999
Compliance officer fees	10,999	17,502
Insurance expense	7,999	10,499
Other expenses	—	31,999
TOTAL EXPENSES	3,003,246	5,321,554

NET INVESTMENT INCOME	494,233	373,331

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	164,819	(12,548,212)
Distributions of realized gains from underlying investment companies	590,237	—
Net change in unrealized appreciation on investments	1,461,534	29,473,777
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,216,590	16,925,565

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,710,823	$17,298,896

See accompanying notes to financial statements.

Power Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
FROM OPERATIONS
Net investment income	$494,233	$6,158,643
Net realized gain (loss) from security transactions	164,819	(10,895,164)
Distributions of realized gains from underlying investment companies	590,237	—
Net change in unrealized appreciation (depreciation) on investments	1,461,534	(6,717,972)
Net increase (decrease) in net assets resulting from operations	2,710,823	(11,454,493)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(161,462)	(562,244)
Class C	(11,830)	(21,141)
Class I	(1,311,510)	(5,454,903)
Net decrease in net assets resulting from distributions to shareholders	(1,484,802)	(6,038,288)
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	13,149,285	15,931,727
Class C	1,244,879	2,714,612
Class I	38,188,678	104,207,601
Net asset value of shares issued in reinvestment of distributions:
Class A	144,315	502,836
Class C	9,957	16,757
Class I	1,090,478	4,638,986
Payments for shares redeemed:
Class A	(12,425,880)	(18,046,974)
Class C	(356,494)	(372,676)
Class I	(107,681,900)	(155,792,882)
Net decrease in net assets resulting from shares of beneficial interest	(66,636,682)	(46,200,013)
TOTAL DECREASE IN NET ASSETS	(65,410,661)	(63,692,794)
NET ASSETS
Beginning of Year	263,095,228	326,788,022
End of Year *	$197,684,567	$263,095,228
* Includes undistributed net investment income of:	$492,450	$1,483,019
SHARE ACTIVITY
Class A:
Shares Sold	1,355,985	1,589,166
Shares Reinvested	15,127	50,920
Shares Redeemed	(1,283,096)	(1,809,571)
Net increase (decrease) in shares of beneficial interest outstanding	88,016	(169,485)
Class C:
Shares Sold	128,899	273,978
Shares Reinvested	1,054	1,717
Shares Redeemed	(37,043)	(37,780)
Net increase in shares of beneficial interest outstanding	92,910	237,915
Class I:
Shares Sold	3,951,258	10,380,664
Shares Reinvested	114,305	469,830
Shares Redeemed	(11,152,157)	(15,576,326)
Net decrease in shares of beneficial interest outstanding	(7,086,594)	(4,725,832)

See accompanying notes to financial statements.

Power Dividend Index Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2016	June 30, 2015
FROM OPERATIONS
Net investment income	$373,331	$7,411,118
Net realized gain (loss) from security transactions	(12,548,212)	3,827,607
Net change in unrealized appreciation (depreciation) on investments	29,473,777	(16,630,895)
Net increase (decrease) in net assets resulting from operations	17,298,896	(5,392,170)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(196,107)	(1,904,116)
Class C	(5,268)	(100,794)
Class I	(914,444)	(5,374,999)
From net realized gains:
Class A	(1,931,699)	(29,331)
Class C	(352,129)	(597)
Class I	(4,603,804)	(79,664)
From return of capital:
Class A	(232,609)	—
Class I	(506,792)	—
Net decrease in net assets resulting from distributions to shareholders	(8,742,852)	(7,489,501)
FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	113,736,725	106,057,708
Class C	19,620,318	13,250,761
Class I	152,636,956	228,329,219
Net asset value of shares issued in reinvestment of distributions:
Class A	2,195,316	1,718,501
Class C	331,498	92,881
Class I	5,758,970	5,056,242
Redemption fee proceeds:
Class A	7,489	20,987
Class C	876	613
Class I	17,413	56,489
Payments for shares redeemed:
Class A	(57,237,055)	(32,882,533)
Class C	(3,111,533)	(39,236)
Class I	(134,938,685)	(77,182,466)
Net increase in net assets resulting from shares of beneficial interest	99,018,288	244,479,166
TOTAL INCREASE IN NET ASSETS	107,574,332	231,597,495
NET ASSETS
Beginning of Year	358,900,169	127,302,674
End of Year *	$466,474,501	$358,900,169
* Includes undistributed net investment income of:	$75,994	$322,387
SHARE ACTIVITY
Class A:
Shares Sold	10,773,726	9,496,674
Shares Reinvested	212,274	155,770
Shares Redeemed	(5,442,235)	(2,948,709)
Net increase in shares of beneficial interest outstanding	5,543,765	6,703,735
Class C:
Shares Sold	1,868,296	1,185,998
Shares Reinvested	32,333	8,508
Shares Redeemed	(295,853)	(3,507)
Net increase in shares of beneficial interest outstanding	1,604,776	1,190,999
Class I:
Shares Sold	14,454,463	20,406,321
Shares Reinvested	555,287	457,983
Shares Redeemed	(12,807,418)	(6,900,042)
Net increase in shares of beneficial interest outstanding	2,202,332	13,964,262

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.76	$10.34	$9.96	$9.77	$10.19
Activity from investment operations:
Net investment income (1)	0.02	0.18	0.39	0.34	0.24
Net realized and unrealized gain (loss) on investments	0.13	(0.57)	0.33	0.20	(0.40)
Total from investment operations	0.15	(0.39)	0.72	0.54	(0.16)
Less distributions from:
Net investment income	(0.06)	(0.19)	(0.34)	(0.34)	(0.22)
Net realized gains	—	—	—	—	(0.04)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.06)	(0.19)	(0.34)	(0.35)	(0.26)
Net asset value, end of year	$9.85	$9.76	$10.34	$9.96	$9.77
Total return (2)	1.53%	(3.81)%	7.30%	5.57%	(1.45)%
Net assets, at end of year (000s)	$29,161	$28,058	$31,472	$25,194	$23,278
Ratio of expenses to average net assets (3)	1.53%	1.49%	1.52%	1.50%	1.46%
Ratio of net investment income to average net assets (3,4)	0.17%	1.83%	3.89%	3.31%	2.40%
Portfolio Turnover Rate	238%	554%	93%	170%	547%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Period Ended
	June 30,	June 30,
	2016	2015 (1)
Net asset value, beginning of period	$9.75	$9.99
Activity from investment operations:
Net investment income (loss) (2)	(0.05)	0.12
Net realized and unrealized gain (loss) on investments	0.12	(0.26)
Total from investment operations	0.07	(0.14)
Less distributions from:
Net investment income	(0.04)	(0.10)
Total distributions	(0.04)	(0.10)
Net asset value, end of period	$9.78	$9.75
Total return (3)	0.73%	(1.37	)% (4)
Net assets, at end of period (000s)	$3,234	$2,319
Ratio of expenses to average net assets (5)	2.28%	2.18	% (6)
Ratio of net investment income (loss) to average net assets (5,7)	(0.47)%	1.98	% (6)
Portfolio Turnover Rate	238%	554	% (8)

(1)	The Power Income Fund’s Class C shares commenced operations November 25, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the portfolio turnover for the Fund for the entire year ended June 30, 2015.

See accompanying notes to financial statements.

Power Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.75	$10.33	$9.95	$9.76	$10.19
Activity from investment operations:
Net investment income (1)	0.02	0.21	0.42	0.37	0.26
Net realized and unrealized gain (loss) on investments	0.14	(0.58)	0.32	0.20	(0.39)
Total from investment operations	0.16	(0.37)	0.74	0.57	(0.13)
Less distributions from:
Net investment income	(0.06)	(0.21)	(0.36)	(0.37)	(0.26)
Net realized gains	—	—	—	—	(0.04)
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.06)	(0.21)	(0.36)	(0.38)	(0.30)
Net asset value, end of year	$9.85	$9.75	$10.33	$9.95	$9.76
Total return (2)	1.70%	(3.57)%	7.56%	5.83%	(1.23)%
Net assets, at end of year (000s)	$165,290	$232,718	$295,316	$224,806	$242,785
Ratio of expenses to average net assets (3)	1.28%	1.25%	1.27%	1.25%	1.21%
Ratio of net investment income to average net assets (3,4)	0.24%	2.06%	4.14%	3.65%	2.62%
Portfolio Turnover Rate	238%	554%	93%	170%	547%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(3)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Power Dividend Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,
	2016	2015		2014 (1)
Net asset value, beginning of period	$10.78	$11.14		$10.00
Activity from investment operations:
Net investment income (2)	0.01	0.29		0.17
Net realized and unrealized gain (loss) on investments	0.38	(0.38)		1.10
Total from investment operations	0.39	(0.09)		1.27
Less distributions from:
Net investment income	(0.02)	(0.27)		(0.13)
Net realized gains	(0.19)	(0.00	) (3)	—
Return of capital	(0.02)	—		—
Total distributions	(0.23)	(0.27)		(0.13)
Paid-in-Capital From Redemption Fees (3)	0.00	0.00		0.00
Net asset value, end of period	$10.94	$10.78		$11.14
Total return (4)	3.75%	(0.81)%		12.79	% (5)
Net assets, at end of period (000s)	$162,875	$100,736		$29,407
Ratio of expenses to average net assets	1.50%	1.51%		1.75	% (6)
Ratio of net investment income to average net assets	0.08%	2.61%		2.46	% (6)
Portfolio Turnover Rate	99%	77%		22	% (5)

(1)	The Power Dividend Index Fund’s Class A shares commenced operations November 7, 2013.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Power Dividend Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended		Period Ended
	June 30,		June 30,
	2016		2015 (1)
Net asset value, beginning of period	$10.77		$11.51
Activity from investment operations:
Net investment income (loss) (2)	(0.07)		0.11
Net realized and unrealized gain (loss) on investments	0.37		(0.68)
Total from investment operations	0.30		(0.57)
Less distributions from:
Net investment income	(0.00	) (3)	(0.17)
Net realized gains	(0.19)		(0.00	) (3)
Total distributions	(0.19)		(0.17)
Paid-in-Capital From Redemption Fees (3)	0.00		0.00
Net asset value, end of period	$10.88		$10.77
Total return (4)	2.97%		(4.96	)% (5)
Net assets, at end of period (000s)	$30,411		$12,825
Ratio of expenses to average net assets	2.25%		2.36	% (6)
Ratio of net investment income (loss) to average net assets	(0.66)%		1.72	% (6)
Portfolio Turnover Rate	99%		77	% (7)

(1)	The Power Dividend Index Fund’s Class C shares commenced operations November 25, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	Represents the portfolio turnover for the Fund for the entire year ended June 30, 2015.

See accompanying notes to financial statements.

Power Dividend Index Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended		Period Ended
	June 30,	June 30,		June 30,
	2016	2015		2014 (1)
Net asset value, beginning of period	$10.78	$11.14		$10.00
Activity from investment operations:
Net investment income (2)	0.02	0.32		0.18
Net realized and unrealized gain (loss) on investments	0.40	(0.39)		1.10
Total from investment operations	0.42	(0.07)		1.28
Less distributions from:
Net investment income	(0.04)	(0.29)		(0.14)
Net realized gains	(0.19)	(0.00	) (3)	—
Return of capital	(0.02)	—		—
Total distributions	(0.25)	(0.29)		(0.14)
Paid-in-Capital From Redemption Fees (3)	0.00	0.00		0.00
Net asset value, end of period	$10.95	$10.78		$11.14
Total return (4)	4.05%	(0.59)%		12.79	% (5)
Net assets, at end of period (000s)	$273,188	$245,339		$97,896
Ratio of expenses to average net assets	1.25%	1.25%		1.50	% (6)
Ratio of net investment income to average net assets	0.16%	2.88%		2.68	% (6)
Portfolio Turnover Rate	99%	77%		22	% (5)

(1)	The Power Dividend Index Fund’s Class I shares commenced operations November 7, 2013.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Power Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2016

1.	ORGANIZATION

The Power Income Fund and the Power Dividend Index Fund (each a “Fund” and collectively the “Funds”) each are a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Power Income Fund Class A and Class I shares commenced operations on September 14, 2010. The Power Dividend Index Fund Class A and Class I shares commenced operations on November 7, 2013. Class C shares of both the Power Income Fund and Power Dividend Index Fund commenced operations on November 25, 2014.

The Funds’ investment objectives are as follows:

Power Income Fund – seek total return from income and capital appreciation with capital preservation as a secondary objective.

Power Dividend Index Fund – seek total return from income and capital appreciation. Capital preservation as a secondary objective of the Fund.

The Funds each currently offer three classes of shares: Class A shares, Class C shares and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Class C shares and Class I shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders and minimum investment amounts. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Power Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Power Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Funds’ investments measured at fair value:

Power Income Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$15,820,037	$—	$—	$15,820,037
Mutual Fund	52,064,935	—	—	52,064,935
Short-Term Investments	145,349,434	—	—	145,349,434
Total	$213,234,406	$—	$—	$213,234,406

Power Dividend Index Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$461,180,299	$—	$—	$461,180,299
Short-Term Investments	9,641,208	—	—	9,641,208
Total	$470,821,507	$—	$—	$470,821,507

The Funds did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the period. It is the Funds’ policy to recognize transfers into or out of any level at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – The Funds intend to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provisions are required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

Power Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended June 30th, 2013 - 2015, or expected to be taken in the Fund’s June 30, 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $305,867,017 and $239,608,282, respectively, for the Power Income Fund and $506,943,142 and $415,360,860, respectively, for the Power Dividend Index Fund.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

W.E. Donoghue & Co., Inc. serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to investment advisory agreements with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of each Fund’s average daily net assets. For the year ended June 30, 2016, the Advisor earned fees of $2,270,345 and $3,903,287 for the Power Income Fund and the Power Dividend Index Fund, respectively.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit each Fund’s expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) at least until October 31, 2016, so that the total annual operating expenses do not exceed 2.25%, 3.00% and 2.00% of the average daily net assets of Class A, Class C and Class I shares, respectively, of each of the Power Income Fund and the Power Dividend Index Fund. Contractual waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three after the fiscal year end during which the amounts were waived. For the year ended June 30, 2016, the Advisor did not waive any of its management fees.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, each Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended June 30, 2016, the Power Income Fund incurred distribution fees of $69,012 and $28,260 for Class A and Class C shares, respectively. For the year ended June 30, 2016 the Power Dividend Index Fund incurred distribution fees of $285,073 and $200,970 for Class A and Class C shares, respectively.

Power Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C and Class I shares. During the year ended June 30, 2016, the Distributor received $56,101 in underwriting commissions for sales of Class A shares of the Power Income Fund, of which $9,091 was retained by the principal underwriter or other affiliated broker-dealers. During the year ended June 30, 2016, the Distributor received $443,684 in underwriting commissions for sales of Class A shares of the Power Dividend Index Fund, of which $75,858 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Power Dividend Index Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended June 30, 2016, the Power Dividend Index Fund assessed $7,489, $876, and $17,413 in redemption fees for Class A, Class C and Class I shares, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 was as follows:

	For the year ended June 30, 2016				For the year ended June 30, 2015
	Ordinary	Long-Term	Return of		Ordinary
Fund	Income	Capital Gains	Capital	Total	Income	Total
Power Income Fund	$1,484,802	$—	$—	$1,484,802	$6,038,288	$6,038,288
Power Dividend Index Fund	6,327,137	1,676,314	739,401	8,742,852	7,489,501	7,489,501

As of June 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Power Income Fund	$492,450	$—	$(12,687,086)	$—	$—	$1,151,493	$(11,043,143)
Power Dividend Index Fund	—	—	(16,030,216)	—	—	21,428,752	5,398,536

The difference between book basis and tax basis accumulated net investment income, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for C-corporations.

Power Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

At June 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Power Income Fund	$12,687,086	$—	$12,687,086	Non-expiring
Power Dividend Index Fund	16,030,216	—	16,030,216	Non-expiring

Permanent book and tax differences, primarily attributable to the reclass of ordinary income distributions, and adjustments related to real estate investment trusts and return of capital distributions from C-corporation, resulted in reclassification for the year ended June 30, 2016 as follows:

	Paid	Undistributed	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income	Loss
Power Dividend Index Fund	$—	$496,095	$(496,095)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2016, the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds.

Shareholder	Fund	Percent
TD Ameritrade, Inc.	Power Income Fund	41.38%
TD Ameritrade, Inc.	Power Dividend Index Fund	29.62%

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no additional events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Power Income Fund and Power Dividend Index Fund

We have audited the accompanying statement of assets and liabilities of the Power Income Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments as of June 30, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of the Power Dividend Index Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments as of June 30, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period November 7, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Power Income Fund and the Power Dividend Index Fund as of June 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 25, 2016

Power Funds
EXPENSE EXAMPLE (Unaudited)
June 30, 2016

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions fees or deferred sales charges on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	1/1/16	6/30/16	Period *	6/30/16	Period *

Power Income Fund – Class A	1.52%	$1,000.00	$1,032.50	$ 7.68	$1,017.30	$ 7.62
Power Income Fund – Class C	2.27%	$1,000.00	$1,028.40	$11.45	$1,013.58	$11.36
Power Income Fund – Class I	1.27%	$1,000.00	$1,032.50	$ 6.42	$1,018.55	$ 6.37
Power Dividend Index Fund – Class A	1.50%	$1,000.00	$1,065.80	$ 7.70	$1,017.40	$ 7.52
Power Dividend Index Fund – Class C	2.25%	$1,000.00	$1,062.50	$11.54	$1,013.67	$11.26
Power Dividend Index Fund – Class I	1.25%	$1,000.00	$1,067.20	$ 6.42	$1,018.65	$ 6.27

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Power Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2016

Power Income Fund and Power Dividend Index Fund – Adviser: W.E. Donoghue & Co., Inc.*

In connection with the regular meeting held on February 24 & 25, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between W.E. Donoghue & Co., Inc. (“WEDCO”) and the Trust, with respect to Power Income Fund (“Power Income”) and Power Dividend Index Fund (“Power Dividend”) (each individually a “Fund” and collectively the “Funds”. In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that W.E. Donoghue was founded in 1986 with current assets under management of approximately $1.6 billion, and specializes in the management of tactical investment strategies for individuals, corporations, institutions, trusts, employee benefit plans and retirement plans. They reviewed the background information of key investment personnel who are responsible for servicing the Funds, taking into consideration the investment team’s experience and longevity in the financial services industry. They discussed the adviser’s investment process noting that it consists of performing research and analysis of technical indicators and applying them to each Fund respective strategy to determine when to be invested or when to mitigate risk shifting within the Funds’ investment portfolios to cash, cash equivalents, or use hedging strategies. The Trustees considered that although not all strategy risks can be eliminated, the adviser has demonstrated that it has strong risk management experience from its years in managing these strategies, and has demonstrated an ongoing commitment to utilizing hedging techniques for risk mitigation and capital preservation. They noted that the adviser monitors compliance with the Funds’ investment limitations using Excel trading worksheets that are regularly updated to reflect current holding positions and reviewed each time a new trade is made. With respect to broker-dealer selection, the Trustees considered that the adviser reviews qualitative factors and competitive pricing structure, and performs periodic best execution reviews of its own internal selection process as well as that of any third-parties engaged to select brokers for ETF execution. They noted the adviser reported no material compliance or litigation issues since the last advisory agreement renewals. The Board noted that the adviser has an experienced investment team with a long, stable history of operations. The Trustees considered that the adviser exhibits solid compliance and a culture of risk management with a focus on capital preservation. The Board concluded that the adviser should continue to provide quality service to the Funds, the Portfolio and their respective shareholders.

Power Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2016

Performance.

Power Dividend. The Trustees noted that during the Fund’s relatively short period of operations since inception, the returns, relative to benchmarks, provide a good view of the pros and cons of this strategy. They considered that when the Fund is fully invested in the 50 dividend stocks, returns are similar to the Morningstar Large Value category and the S&P 500. They further considered that when the Fund’s risk overlay is implemented, depending on timing, the Fund may lag during quick market rebounds or may outperform during sustained market downturns. The Trustees noted that over the two year period ended December 31, 2015, the Fund lagged both the index and Morningstar category, but when considering the rolling 12 months ended February 3, 2016, the Fund performed well compared to its benchmarks as the Fund was in cash during the market sell-off in January 2016. The Trustees agreed that the adviser was implementing the Fund’s strategy as designed and should be retained to continue the strategy over a longer time frame.

Power Income. They considered that the Fund has shown strong performance over the last three years and noted major improvement in the strategy’s 5 year returns. They noted that it has moved from the 94% among its Morningstar peers to the top 3% over the last one month period. Relative to the Morningstar High Yield category, they noted the strategy exhibits only half of the standard deviation while outperforming by 96 bps over the three year period ended January 31, 2016 which results in a Sharpe ratio of 47 bps as compared to 13 bps for the Morningstar category. The Trustees considered that in implementing the strategy, the adviser has shown an ability to reduce downside exposure during a downward trending high yield market, while generating alpha. The Trustees concluded that the adviser should be retained for the benefit of shareholders.

Fees & Expenses.

Power Income. The Trustees noted the adviser charges an advisory fee of 1.00% which is higher than the peer group average of 0.63% and the Morningstar High Yield Bond category average of 0.60%. They noted that the advisory fee is within the range of fees charged by Morningstar category funds which range from 0.05% to 1.84%. They considered that, relative to the size of the Fund, the peer funds are quite large and, therefore, may be realizing economies in their respective fee structures not currently available to the Fund. The Trustees also considered that the peer group, while well formed, consists of funds that are in some material respects dissimilar to that of the Fund which may drive the relatively higher advisory fee.

Power Dividend. The Trustees noted the adviser charges an advisory fee of 1.00% which is higher than the peer group average of 0.79% and the Morningstar Large Value category average of 0.64%. They noted that the advisory fee is within the range of fees charged by Morningstar category peers which range from 0.04% to 1.35%, and tied for the highest among its peers which range from 0.70% to 1.00%. They noted that the Fund’s net expense ratio is of 1.25% is lower than the peer group average of 1.30% and well within the range for the Morningstar category of 0.05% - 2.92%.

After further discussion, the Trustees concluded that, given the additional services provided by the adviser as discussed at the Meeting including innovative, proprietary processes used to analyze markets, including the ability to go 100% to cash, the Funds’ advisory fees are not unreasonable.

Power Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
June 30, 2016

Profitability. The Trustees reviewed the profitability analyses for each Fund provided by the adviser, and considered whether the profits realized represented a fair entrepreneurial profit with respect to the services provided to the Funds. The Trustees agreed that the profits, as a percentage of fees paid, were reasonable in each case. The Trustees concluded that the level of profit was not excessive.

Economies of Scale. The Trustees considered whether the adviser had realized economies of scale in the management of the Funds. The Trustees acknowledged that the adviser has also indicated a willingness to consider breakpoints as a Fund’s assets realize significant growth. After discussion, it was the consensus of the Trustees that based on the current asset sizes, although economies had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the agreement and as a Fund size materially increases.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the advisory agreement is in the best interests of the shareholders of the Power Funds.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of a Fund.

Power Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/16 – NLFT_v1

Power Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

6/30/16 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462

INVESTMENT ADVISOR
W.E. Donoghue & Co., Inc.
629 Washington Street
Norwood, MA 02062

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees	2014	2015	2016
Power Income Fund	$14,000	$14,200	$14,300
Power Dividend Index Fund	$13,500	$13,700	$13,800

(b) Audit-Related Fees	2014	2015	2016
Power Income Fund	None	None	None
Power Dividend Index Fund	None	None	None

(c) Tax Fees	2014	2015	2016
Power Income	$2,000	$2,000	$2,200
Power Dividend Index Fund	$2,000	$2,000	$2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d) All Other Fees	2014	2015	2016
Power Income Fund	None	None	None
Power Dividend Index Fund	None	None	None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
Power Income Fund	2016	2015	2014
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

Power Dividend Index Fund	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016    2015    2014

Power Income Fund    $2,200 $2,000 $2,000

Power Dividend Index Fund     $2,200 $2,000 $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/6/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/6/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 9/6/16